Exhibit 10.23

CHANGE IN TERMS AGREEMENT

Principal $15,000,000.00	Loan Date 09-14-2023	Maturity 09-14-2025	Loan No 350681984	Call / Coll	Account	Officer TL	Initials

 References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

Principal Amount: $15,000,000.00	Date of Agreement: August 12, 2024

DESCRIPTION OF EXISTING INDEBTEDNESS. A Revolving Line of Credit evidenced by that certain Promissory Note dated September 14, 2023 in the original principal amount of $15,000,000.00 (“Note”), together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the Note or Loan Agreement.

Note that capitalized terms not defined herein have meanings provided in the Note, Loan Agreement, or any “Related Documents” (as that term is defined in the Loan Agreement), as applicable.

DESCRIPTION OF COLLATERAL. A security interest in assets of Borrower, described in that certain Commercial Security Agreement dated September 14, 2023, and executed by Borrower in favor of Lender.

DESCRIPTION OF CHANGE IN TERMS. Upon execution of this Change in Terms Agreement (“Agreement”), the Note, the Loan Agreement, and any Related Documents are hereby modified as follows:

The date on which all outstanding principal is due and payable (together with any accrued but unpaid interest thereon) (“Maturity Date”) is hereby extended to September 14, 2025 from September 14, 2024. Notwithstanding the extension of the maturity date, Borrower shall make regular monthly payments of all accrued unpaid interest due as of each payment date.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

LOAN COVENANTS AND CONDITIONS. An exhibit, titled “LOAN COVENANTS AND CONDITIONS,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ YOUNGSEOK PARK
YOUNGSEOK PARK aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LENDER:

BANK OF HOPE

X
Authorized Signer

LaserPro, Ver. 24.1.10.032 Copr. Finastra USA Corporation 1997, 2024. All Rights Reserved. - CA C:\CFIWCA\CFI\LPL\D20C.FC TR-29596 PR-56

LOAN COVENANTS AND CONDITIONS

Principal $15,000,000.00	Loan Date 09-14-2023	Maturity 09-14-2025	Loan No 350681984	Call / Coll	Account	Officer TL	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

This LOAN COVENANTS AND CONDITIONS is attached to and by this reference is made a part of the Change in Terms Agreement, dated August 12, 2024, and executed in connection with a loan or other financial accommodations between BANK OF HOPE and SIMWON AMERICA CORP.

The Loan Covenants in the Business Loan Agreement dated September 14, 2023, between the Borrower and Lender (“Loan Agreement”) are hereby modified as follows:

Reporting Requirements for Borrower

1.	Annual Financial Statements, Audited, dated December 31 shall be submitted annually within 120 days after the end of fiscal year.

2.	Annual Corporate Tax Returns shall be submitted annually no later than 30 days after the applicable filing date for the tax reporting period ended.

3.	Company Prepared Interim Financial Statements shall be submitted quarterly, not later than 45 days after the interim period.

4.	Accounts Receivable Aging Report shall be submitted quarterly in detailed format acceptable to the Bank, not later than 30 days after the end of the period.

5.	Accounts Payable Aging Report shall be submitted quarterly in detailed format acceptable to the Bank, not later than 30 days after the end of the period.

Reporting Requirements for Guarantor

1.	Guarantor annual financial statements, Audited, dated 12/31 shall be submitted annually within 120 days after the end of fiscal year.

Financial Covenants and Other Conditions

1.	Borrower shall maintain Annual net profit not less than $10,000,000.00.

2.	Borrower shall maintain Debt Service Coverage Ratio of not less than 1.50x. (TTM)

3.	Borrower shall maintain Current Ratio not less than 1.10x.

4.	Borrower shall maintain Debt to Effective Tangible Net Worth not to exceed 3.00x. Debt to Effective Tangible Net Worth = (Debt – Short- & Long-Term Lease Liabilities)/Effective Tangible Net Worth

5.	Borrower shall maintain primary deposit relationship with Bank of Hope during the term of loan. A/R collection from Tesla through Bank of Hope operating account is required. 3-month grace period will be given to have sufficient time to change A/R collection from the customer.

6.	A portion of A/P to Simwon Tech, Inc. in the amount of $10,000,000.00 will be subordinated to Bank of Hope.

LOAN COVENANTS AND CONDITIONS

Loan No: 350681984	(Continued)	Page 2

THIS LOAN COVENANTS AND CONDITIONS IS EXECUTED ON AUGUST 12, 2024.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ YOUNGSEOK PARK
YOUNGSEOK PARK aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LENDER:

BANK OF HOPE

X
Authorized Signer

LaserPro, Ver. 24.1.10.032 Copr. Finastra USA Corporation 1997, 2024. All Rights Reserved. - CA C:\CFIWCA\CFI\LPL\D20C.FC TR-29596 PR-56

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $15,000,000.00	Loan Date 09-14-2023	Maturity 09-14-2025	Loan No 350681984	Call / Coll	Account	Officer TL	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	SIMWON AMERICA CORP.	Lender:	Bank of Hope
	400 D’ARCY PARKWAY		3731 Wilshire Blvd., Suite 200
	LATHROP, CA 95330		Los Angeles, CA 90010

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $15,000,000.00 due on September 14, 2025.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: To support the Borrower’s inventory purchase and working capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $15,000,000.00 as follows:

Other Disbursements:	$15,000,000.00
$15,000,000.00 Renewal

Note Principal:	$15,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$16,500.00
$15,000.00 Loan Fee
$1,500.00 Loan Documentation Fee
Other Charges Paid in Cash:	$40.00
$40.00 UCC Pre-search Fee

Total Charges Paid in Cash:	$16,540.00

NOTICE FOR DISBURSEMENT. The loan disbursement amount paid to Borrower and others on Borrower’s behalf can be changed depending on loan disbursement date without separate Borrower’s consent.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 12, 2024.

BORROWER:

SIMWON AMERICA CORP.

By:	/s/ Youngseok Park
Youngseok Park aka YOUNG SEOK PARK,
President & Secretary of SIMWON AMERICA CORP.

LaserPro, Ver. 24.1.10.032 Copr. Finastra USA Corporation 1997, 2025. All Rights Reserved. - CA C:\CFIWCA\CFI\LPL\I20.FC TR-29596 PR-56

Debit Account Authorization

TO	Bank of Hope
ATTN	Foreign Subsidiary Portfolio Mgt Center
E-MAIL	fspm@bankofhope.com

ACCOUNT NO.	6400264838

ACCOUNT NAME	SIMWON AMERICA CORP.

DESCRIPTION	NOTE NO.	AMOUNT

* Loan Closing Fee (1-year Renewal)	350681984	$16,540.00
TOTAL		$16,540.00

BORROWER	SIMWON AMERICA CORP.

AUTHORIZED BY

NAME & TITLE:	YOUNGSEK PARK, PRESIDENT & SECRETARY

Date:

Beneficial Ownership Certification Form

Section II – Legal Entity Information

Full Name of Legal Entity	Legal Entity Type	Legal Entity Address	Tax ID Number	Account Number (if known)	Account/Product Type (if known)
SIMWON AMERICA CORP.	C CORP	400 D’ARCY PARKWA400, LATHROP CA 95330	38-4009564	350681984	CLOC

Section III – Ultimate Beneficial Ownership Information (Ownership Prong)

Anyone directly or indirectly, through any contract, arrangement, relationship, or otherwise, owns 25% or more of the equity interests of the Legal Entity listed above (if legal entity formed outside of United States, threshold is 10%. Please attach a separate page if additional space is needed.)

CIP Information					ID Verification
Name	DOB	SSN*	Physical Address	% Ownership	Type of ID (W/Pic)	ID Number	Issued by	Issued Date	Exp. Date
N/A

ID Types for U.S. persons (all must be unexpired); Driver’s licenses or other state photo identity cards Issued by Department of Motor Vehicles (or equivalent); U.S. passport; U.S. passport card; DHS trusted traveler cards (Global Entry, NEXUS, SENTRI, FAST); U.S. Department of Defense ID; Permanent resident card; Federally recognized, tribal-issued photo ID.

ID Types for Non-U.S. persons: Unexplred government-issued: identification evidencing nationality or residence and bearing a photograph or similar safeguard, such as a driver’s license or passport.

*	Note: For Non-U.S. persons - SSN, passport or similar Identification number. In lieu of a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

If no individual meets this definition, please enter “Not Applicable” below and explain (i.e. All ≤25%; Charity/Non-Profit & etc.):

SIMWON AMERICA CORP. IS 100% OWNED BY PARENT COMPANY, SIMWON TECH INC. IN S. KOREA.

Beneficial Owner Detail: As applicable, explain any layers of Beneficial Ownership, etc. (Example, ABC Co. is 50% owned by 123 Corp. 123 Corp. is 50% owned by John Doe; therefore, John is a 25% Beneficial Owner of ABC Co.)

SIMWON AMERICA CORP. IS 100% OWNED BY PARENT COMPANY, SIMWON TECH INC. IN S. KOREA.

Section IV – Individual with Significant Control (Control Prong)

Please provide the following information for one individual with significant responsibility for managing or directing the Legal Entity listed above, including, an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or any other individual who regularly performs similar functions. (If appropriate, an individual listed under Section III above may also be list in Section IV)

Name	DOB	SSN*	Physical Address	Type of ID	ID Number	Issued by	Issued Date	Exp. Date
YOUNGSEOK PARK	7/24/1974	###-##-####	2187 GOLDCREST CIR, PLEASANTON, CA 94566	D/L	Y5902707	CA	5/12/2023	7/24/2026

*	Note: For Non-U. S. persons - SSN, passport or similar Identification number. In lieu of a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Section V – Certification

I, YOUNGSEOK PARK, PRESIDENT            (name and title of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature:	Date:	8/12/2024